EXHIBIT 99.1

                    COMPOSITION OF THE STUDENT LOAN PORTFOLIO

        Aggregate outstanding principal balance             $ 1,937,015,878
        Number of borrowers                                         150,497
        Average outstanding principal balance per borrower  $        12,871
        Number of loans                                             287,706
        Average outstanding principal balance per loan      $         6,733
        Weighted average annual interest rate                         3.500%
        Weighted average remaining term (months)                        202



                 DISTRIBUTION OF THE STUDENT LOANS BY LOAN TYPE
                              (AS OF MAY 31, 2005)

                                              Outstanding       Percent of Loans
                            Number of          Principal         by Outstanding
Loan Type                     Loans             Balance              Balance
---------                     -----             -------              -------
Consolidation                 76,565       $ 1,113,300,891           57.48%
SLS                            2,371       $     7,318,675            0.38
PLUS                          11,215       $    53,057,000            2.74
Stafford - Subsidized        114,951       $   376,529,198           19.44
Stafford - Unsubsidized       82,604       $   386,810,114           19.97
                             -------       ---------------          ------
Total                        287,706       $ 1,937,015,878          100.00%
                             =======       ===============          ======


               DISTRIBUTION OF THE STUDENT LOANS BY INTEREST RATE
                              (AS OF MAY 31, 2005)

                                             Outstanding       Percent of Loans
                           Number of          Principal         by Outstanding
Interest Rate                Loans             Balance              Balance
-------------                -----             -------              -------
2.00% to 2.49%                    5        $       49,592              0.00%*
2.50% to 2.99%              149,344        $  826,567,650             42.67
3.00% to 3.49%               66,611        $  453,233,563             23.40
3.50% to 3.99%               16,867        $  229,013,985             11.82
4.00% to 4.49%               39,986        $  253,068,465             13.06
4.50% to 4.99%                2,032        $   43,537,262              2.25
5.00% to 5.49%                6,772        $   37,110,256              1.92
5.50% to 5.99%                  779        $   16,196,587              0.84
6.00% to 6.49%                  927        $   17,298,469              0.89
6.50% to 6.99%                  827        $   14,461,846              0.75
7.00% to 7.49%                  469        $    8,014,292              0.41
7.50% to 7.99%                  324        $    6,736,046              0.35
8.00% to 8.99%                1,345        $   12,208,034              0.63
Greater than 9%               1,418        $   19,519,830              1.01
                            -------        --------------            ------
Total                       287,706        $1,937,015,878            100.00%
                            =======        ==============            ======

----------------
       * Less than 0.01%.

                DISTRIBUTION OF THE STUDENT LOANS BY SCHOOL TYPE
                              (AS OF MAY 31, 2005)

                                                Outstanding     Percent of Loans
                               Number of         Principal       by Outstanding
      School Type                Loans            Balance            Balance
      -----------                -----            -------            -------
      Community/2-Year           23,918       $   55,202,667           2.85%
      Consolidation Uncoded*     76,565       $1,113,300,891          57.48
      Four-Year/Grad            162,969       $  711,046,603          36.71
      Unknown/Undefined           2,680       $    6,943,110           0.36
      Vocational/Trade           21,574       $   50,522,608           2.61
                                -------       --------------         ------
      Total                     287,706       $1,937,015,878         100.00%
                                =======       ==============         ======
----------------
   * Refers to consolidation loans for which the school type applicable to the loans the borrower consolidated is unavailable.



          DISTRIBUTION OF THE STUDENT LOANS BY SAP INTEREST RATE INDEX
                              (AS OF MAY 31, 2005)

                                               Outstanding      Percent of Loans
      Sap Interest            Number of         Principal        by Outstanding
      Rate Index                Loans            Balance            Balance
      ----------                -----            -------            -------
      90 Day CP Index          250,817       $1,840,201,507           95.00%
      91 Day T-Bill Index       36,887       $   96,809,356            5.00
      Unknown                        2       $        5,015            0.00*
                               -------       --------------          ------
      Total                    287,706       $1,937,015,878          100.00%
                               =======       ==============          ======

--------------------------
        * Less than 0.01%.


          DISTRIBUTION OF THE STUDENT LOANS BY BORROWER PAYMENT STATUS
                              (AS OF MAY 31, 2005)

                                                Outstanding    Percent of Loans
                                  Number of      Principal      by Outstanding
       Borrower Payment Status      Loans         Balance           Balance
       -----------------------      -----         -------           -------
       School                       95,412     $  464,914,771        24.00%
       Grace                        31,799     $  128,721,077         6.65
       Deferment                    17,522     $  144,541,856         7.46
       Forbearance                  18,531     $  171,069,424         8.83
       Claim                         1,100     $    3,667,942         0.19
       Paid                             20     $          310         0.00*
       Repayment
          First Year Repayment      82,576     $  897,296,720        46.32
          Second Year Repayment      5,340     $   26,305,911         1.36
          Third Year Repayment       4,550     $   21,980,151         1.13
          Fourth Year Repayment     30,856     $   78,517,717         4.05
                                   -------     --------------       ------
       Total                       287,706     $1,937,015,878       100.00%
                                   =======     ==============       ======

     ---------------
        *   Less than 0.01%.

         DISTRIBUTION OF THE STUDENT LOANS BY NUMBER OF DAYS DELINQUENT
                              (AS OF MAY 31, 2005)

                                          Outstanding      Percent of Loans
                         Number of         Principal        by Outstanding
    Days Delinquent        Loans            Balance             Balance
    ---------------        -----            -------             -------
        0-30              266,644      $1,811,861,015           93.54%
        31-60               7,822      $   55,582,913            2.87
        61-90               4,954      $   33,721,628            1.74
        91-120              2,492      $   15,057,452            0.78
        121-150             1,648      $    7,820,153            0.40
        151-180             1,222      $    4,115,845            0.21
        181-210               674      $    2,433,521            0.13
        211-240               502      $    1,459,508            0.08
        241-270               401      $    1,180,814            0.06
        270+                1,347      $    3,783,028            0.20
                          -------      --------------          ------
        Total             287,706      $1,937,015,878          100.00%
                          =======      ==============          ======

              DISTRIBUTION OF THE STUDENT LOANS BY NUMBER OF MONTHS
                       REMAINING UNTIL SCHEDULED MATURITY
                              (AS OF MAY 31, 2005)

                                                Outstanding    Percent of Loans
                               Number of         Principal      by Outstanding
    Number of Months*            Loans            Balance           Balance
    ----------------             -----            -------           -------
    1 to 23                      8,118      $    5,007,131            0.26%
    24 to 35                     4,033      $    5,419,410            0.28
    36 to 47                     4,099      $    7,417,291            0.38
    48 to 59                     4,643      $    9,844,901            0.51
    60 to 71                     4,889      $   12,196,823            0.63
    72 to 83                     4,115      $   12,443,291            0.64
    84 to 95                     4,037      $   13,832,593            0.71
    96 to 107                    6,820      $   24,894,525            1.29
    108 to 119                  29,316      $  100,576,099            5.19
    120 to 131                  51,374      $  214,897,231           11.09
    132 to 143                  55,442      $  282,882,765           14.60
    144 to 155                  20,235      $   97,578,199            5.04
    156 to 167                  12,920      $   64,877,788            3.35
    168 to 179                  30,450      $  232,130,318           11.98
    180 to 191                   5,578      $   35,769,868            1.85
    192 to 203                   1,865      $   11,938,274            0.62
    204 to 215                   1,242      $    8,935,536            0.46
    216 to 227                   1,179      $   10,958,150            0.57
    228 to 239                  20,082      $  283,528,854           14.64
    240 to 251                   3,411      $   49,981,158            2.58
    252 to 263                     558      $    8,117,475            0.42
    264 to 275                     317      $    4,762,433            0.25
    276 to 287                     242      $    4,369,232            0.23
    288 to 299                   5,768      $  139,281,953            7.19
    300 to 311                   1,568      $   37,153,151            1.92
    312 to 323                     188      $    4,400,434            0.23
    324 to 335                      80      $    2,144,649            0.11
    336 to 347                      90      $    3,356,042            0.17
    348 to 360                   3,586      $  170,521,175            8.80
    Greater than 360             1,461      $   77,799,128            4.02
                               -------      --------------          ------
    Total                      287,706      $1,937,015,878          100.00%
                               =======      ==============          ======

---------------
* Does not give effect to any deferral or forbearance periods that may be granted in the future.

            DISTRIBUTION OF THE STUDENT LOANS BY GEOGRAPHIC LOCATION
                              (AS OF MAY 31, 2005)

                                                 Outstanding    Percent of Loans
                              Number of           Principal      by Outstanding
     Location                   Loans              Balance          Balance
     --------                   -----              -------          -------
    Alabama                      3,311       $   17,875,336            0.92%
    Alaska                       1,910       $    8,781,405            0.45
    Alberta, Canada                  8       $       27,318            0.00*
    American Samoa                 131       $      736,658            0.04
    Arizona                     16,246       $   75,910,845            3.92
    Arkansas                       598       $    4,451,839            0.23
    Armed Forces Atlantic            6       $       31,908            0.00*
    Armed Forces Europe            177       $      895,735            0.05
    Armed Forces Pacific            88       $      505,038            0.03
    British Columbia, Canada         4       $      168,119            0.01
    California                  21,450       $  173,997,454            8.98
    Canada                           5       $       38,219            0.00*
    Colorado                    11,880       $   68,132,260            3.52
    Connecticut                  1,363       $   14,835,358            0.77
    Delaware                       298       $    2,000,873            0.10
    District of Columbia         2,331       $   10,059,726            0.52
    Federated States Of              2       $       10,500            0.00*
    Micronesia
    Florida                     33,857       $  243,589,296           12.58
    Foreign Country                 53       $      402,735            0.02
    Georgia                      6,988       $   52,934,885            2.73
    Guam                         2,170       $    8,990,906            0.46
    Hawaii                       5,005       $   25,021,064            1.29
    Idaho                          789       $    6,568,847            0.34
    Illinois                     7,764       $   58,492,173            3.02
    Indiana                     22,313       $  101,086,176            5.22
    Iowa                         1,669       $   16,508,487            0.85
    Kansas                       4,306       $   28,790,419            1.49
    Kentucky                     2,366       $   19,878,944            1.03
    Louisiana                    2,063       $   15,623,966            0.81
    Maine                        1,396       $   18,388,661            0.95
    Marshall Islands                 2       $       12,122            0.00*
    Maryland                     3,341       $   23,305,571            1.20
    Massachusetts                2,682       $   30,700,411            1.58
    Michigan                    26,170       $  143,317,595            7.40
    Minnesota                    2,748       $   21,686,084            1.12
    Mississippi                    637       $    4,898,927            0.25
    Missouri                     5,769       $   37,375,093            1.93
    Montana                        386       $    2,746,841            0.14
    Nebraska                     6,132       $   62,796,544            3.24
    Nevada                       4,451       $   28,652,379            1.48
    New Hampshire                  550       $    5,533,818            0.29
    New Jersey                   9,860       $   44,327,302            2.29
    New Mexico                   1,636       $    9,861,760            0.51
    New York                    17,403       $  135,300,621            6.99
    North Carolina               2,332       $   17,420,229            0.90
    North Dakota                   270       $    1,989,032            0.10

    Northern Mariana Islands        26       $      122,778            0.01
    Ohio                         6,748       $   54,172,728            2.80
    Oklahoma                     3,602       $   25,453,588            1.31
    Ontario, Canada                 18       $      123,975            0.01
    Oregon                       2,491       $   20,573,416            1.06
    Pennsylvania                15,021       $   78,496,850            4.05
    Puerto Rico                    680       $    5,325,248            0.27
    Rhode Island                 1,793       $   22,798,857            1.18
    South Carolina               1,328       $   10,397,630            0.54
    South Dakota                   332       $    2,339,703            0.12
    Tennessee                    1,533       $   12,250,203            0.63
    Texas                        9,244       $   74,239,266            3.83
    Unknown                        260       $    1,894,686            0.10
    Utah                           971       $   10,172,252            0.53
    Vermont                        224       $    2,374,870            0.12
    Virgin Islands                 134       $      945,483            0.05
    Virginia                     3,593       $   29,086,363            1.50
    Washington                   2,270       $   19,435,800            1.00
    West Virginia                  417       $    2,946,039            0.15
    Wisconsin                    1,727       $   16,667,719            0.86
    Wyoming                        378       $    2,538,946            0.13
                               -------       --------------          ------
    Total                      287,706       $1,937,015,878          100.00%
                               =======       ==============          ======

--------------
*       Less than 0.01%.


            DISTRIBUTION OF THE STUDENT LOANS BY DATE OF DISBURSEMENT
                              (AS OF MAY 31, 2005)

                                                Outstanding     Percent of Loans
                                Number of        Principal       by Outstanding
    Disbursement Date             Loans           Balance            Balance
    -----------------             -----           -------            -------
October 1, 1993 and thereafter   272,084      $ 1,897,104,652        97.94%
Pre-October, 1993                 15,622      $    39,911,225         2.06
                                 -------      ---------------         -----
Total                            287,706      $ 1,937,015,878        100.00%
                                 =======      ===============        ======

         DISTRIBUTION OF THE STUDENT LOANS BY RANGE OF PRINCIPAL BALANCE
                              (AS OF MAY 31, 2005)

                                              Outstanding    Percent of Loans
                             Number of         Principal      by Outstanding
Principal Balance              Loans            Balance           Balance
-----------------              -----           -------           -------
$499.99 or Less               14,023       $    3,525,725           0.18%
$500  - $999.99               15,750       $   11,858,470           0.61
$1,000 - $1,999.99            36,632       $   53,744,145           2.77
$2,000 - $2,999.99            48,997       $  122,932,405           6.35
$3,000 - $3,999.99            26,237       $   91,358,577           4.72
$4,000 - $5,599.99            54,626       $  266,048,421          13.73
$6,000 - $7,999.99            14,657       $  101,814,575           5.26
$8,000 - $9,999.99            23,333       $  203,418,863          10.50
$10,000 - $14,999.99          23,636       $  278,135,839          14.36
$15,000 - $19,999.99          12,450       $  214,877,677          11.09
$20,000 - $24,999.99           6,587       $  146,624,215           7.57
$25,000 - $29,999.99           3,543       $   96,400,075           4.98
$30,000 - $34,999.99           2,402       $   77,381,456           3.99
$35,000 - $39,999.99           1,390       $   51,856,081           2.68
$40,000 - $44,999.99             919       $   38,903,593           2.01
$45,000 - $49,999.99             576       $   27,290,767           1.41
$50,000.00 or greater          1,948       $  150,844,993           7.79
                             -------       --------------         ------
Total                        287,706       $1,937,015,878         100.00%
                             =======       ==============         ======

              DISTRIBUTION OF THE STUDENT LOANS BY GUARANTEE AGENCY
                            (AS OF DECEMBER 31, 2004)

                                                Outstanding    Percent of Loans
Guarantee                 Number of              Principal      by Outstanding
Agency                      Loans                 Balance           Balance
------                      -----                 -------           -------
College Access Network      57,524           $  715,163,311           36.92%
NSLP                        47,550           $  357,319,118           18.45
USAF                        75,860           $  320,587,080           16.55
MGA                         21,448           $   93,416,791            4.82
CSAC                        15,435           $   74,285,854            3.84
CSLF                         4,930           $   69,532,219            3.59
RIHEAA                       5,198           $   68,251,839            3.52
PHEAA                       12,998           $   47,235,254            2.44
SHESC                        7,859           $   26,810,083            1.38
NJOSA                        9,499           $   26,465,991            1.37
GLHEC                        2,086           $   19,787,671            1.02
FAME                         1,247           $   17,570,489            0.91
ASA                          2,144           $   13,981,241            0.72
MSLP                         3,705           $   13,471,162            0.70
TGSLC                        3,208           $   13,448,212            0.69
OSFA                         4,139           $   11,410,227            0.59
KHEAA                        3,093           $   10,554,005            0.54
NELA                         2,372           $    8,720,334            0.45
ISAC                         2,391           $    8,047,395            0.42
EAC                          1,509           $    4,982,578            0.26
ECMC                           940           $    4,578,769            0.24
ICSAC                          350           $    4,059,556            0.21
OGSLP                        1,354           $    3,851,422            0.20
LOSFA                          334           $    1,255,489            0.06
GHEAC                          443           $    1,228,359            0.06
TSAC                            73           $      922,644            0.05
SLGFA                            8           $       40,295            0.00*
FISL                             5           $       13,640            0.00*
AZ                               1           $        9,939            0.00*
FL                               2           $        7,531            0.00*
TX                               1           $        7,381            0.00*
                           -------           --------------          ------
Total                      287,706           $1,937,015,878          100.00%
                           =======           ==============          ======
------------
*       Less than 0.01%.